FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b)
                  OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                TIN# 38-0572515
      ---------------------------               --------------------------
   (State of incorporation or               (I.R.S. Employer Identification No.)
         organization)


            300 Renaissance Center
            Detroit, Michigan                              48265-3000
            ------------------------------------           ----------
            (Address of principal executive offices)       (Zip Code)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

                                           Name of each exchange on which
Title of each class to be registered       which each class is to be registered
------------------------------------       -------------------------------------

7.25% Quarterly Interest Bonds             New York Stock Exchange, Inc.
      due April 15, 2041



Securities to be registered pursuant to Section 12(g) of the Act:       None

                 Information required in registration statement

Item 1.     Description of Registrant's Securities to be Registered.


A description of the Registrant's 7.25% Quarterly Interest Bonds due April 15, 2041 to be registered hereby is contained in the "Description of Debt Securities" set forth in the Prospectus dated August 19, 1998 and Prospectus Supplement dated April 20, 2001, filed as part of the Registrant's Registration Statement Number 333-6163 under the Securtities Act of 1933, and such description is incorporated herein by this reference.

                                    Signature

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    General Motors Corporation
                                    --------------------------
                                            (Registrant)

Date: April 30, 2001               By:
                                   ------------------------------------------
                                   Eric A. Feldstein, Vice President
                                   and Treasurer